UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  October 31, 2011

Date of reporting period:  October 31, 2011

Item 1. Reports to Stockholders.

ANNUAL REPORT

October 31, 2011

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund
Dear Fellow Shareholder,

As of October 31, 2011, the Net Asset Value (NAV) of the Fort Pitt Capital Total Return Fund was $14.72 per share.  Total return (including a $0.1387 per share dividend) for the fiscal year ended October 31, 2011 was 12.80 percent.  This compares with a total return of 7.58 percent for the unmanaged Wilshire 5000 Index and 8.09 percent for the S&P 500® Index for the same period.

During the year our holdings in “lifeline” businesses (telecom, cable, insurance, etc.) served us well, generally outperforming market averages while providing generous dividends.  Our industrial names were a mixed bag, with aerospace suppliers (Honeywell and Parker-Hannifin) outpacing the averages while General Electric and Boeing both lagged slightly.  On the downside, our biggest losers were in financial services.  Both Bank New York-Mellon and Charles Schwab suffered during the year from the Fed’s policy of ultra-low interest rates.  Overall our portfolio is little changed from a year ago.  We pared back a few smaller-cap names during the spring and used some of the proceeds to purchase beaten-down industrials during the August plunge.  We remain defensively positioned, with dividend yields generally above the market.

Annualized total return for the three years ended October 31, 2011 was 13.39 percent, compared to 12.66 percent for the Wilshire 5000 Index and 11.41 percent for the S&P 500® Index.  Over the five year period ended October 31, 2011, the Fund’s annualized total return was -0.26 percent, while the Wilshire 5000 Index’s annualized return was 0.94 percent and the S&P 500® Index’s annualized return was 0.25 percent.  Since inception on December 31, 2001, the Fund has produced a total return of 5.99 percent annualized (77.17 percent cumulative), compared to 3.95 percent annualized (46.42 percent cumulative) for the Wilshire 5000 Index and 2.89 percent annualized (32.29 percent cumulative) for the S&P 500® Index.  The total annual gross operating expense ratio for the Fund is 1.66%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for one hundred and eighty days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

We begin each shareholder letter with a recitation of the Fund’s historical performance for a reason:  We know you expect your money to grow over time.  We also know that if it doesn’t grow faster than the market, you may have reason to move it.  After nearly ten years of effort, we’re happy to report that we’ve done both.  The numbers above indicate that $1 million invested with our Fund on December 31, 2001 and left untouched (all dividends reinvested) would be worth $1.77 million as of the date of this report.  The same amount invested in the Wilshire 5000 Index would be worth just over $1.46 million, and in the S&P 500 Index would be worth just over $1.32 million.  That is more than a $300,000 and a $400,000 difference, respectively.  It would likely pay four years of tuition at most private universities, for example.

“This illustrates the performance of a hypothetical $1,000,000 investment made in the Fund on December 31, 2001 to October 31, 2011.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This hypothetical investment does not imply any future performance.  It is not possible to invest in an Index.”

The point is that we understand the reasons you invest with us.  They’re the same reasons we have much of our own money in the Fund.  During a decade that seemed like one long object lesson in perseverance, we’ve worked hard to steadily build your capital.  And during the unsteady periods we’ve tried to provide some perspective via these letters to help you stay the course.  The investment race, to paraphrase Ecclesiastes, doesn’t necessarily go to the swift, but to those who maintain the courage of their convictions.

Fort Pitt Capital Total Return Fund

For those of you who’ve stuck with us for the past decade, we offer our thanks, and the assurance that we’ll work just as hard to help preserve and attempt to grow your money during the next ten years.

Now onto a few comments about the current market environment:

Deflation remains the order of the day.  The boom in private debt which powered the U.S. economy for almost 40 years has ended for the time being.  Bank balance sheets have stagnated, as evidenced by a nearly 9 percent drop in total loans outstanding at the top 25 U.S. banks since the 2008 financial crisis.  Public debt continues to rise (the national debt clock just passed $15 trillion) however, as our political leaders have thus far failed to summon the will to tell us the bad news, let alone do anything about it.  There’s plenty of it out there: Unemployment remains near 9 percent.  People continue to leave the work force in record numbers.  Home prices can’t get out of their own way.  The problems don’t end at the water’s edge either:  Europe is also a mess, and China is struggling to engineer an economic soft landing.  It’s enough to make you want to shut off the alarm clock and hide under the covers!

The key question from our perspective, however, is not “How bad is it?” but instead “How much of it is already discounted in prices?”  Our answer: a lot.  Every issue mentioned above has been hammered again and again in the business press for at least 6 months.  Hindsight tells us that the world began to discount these problems back in February, just as gasoline prices spiked and the Fed began to have reservations about the second round of Quantitative Easing (i.e.; money printing).  Thus the market declines in August and September appeared to be more punctuation than portent.

We said in our April letter that we thought the U.S. economy would sustain enough momentum during 2011 to generate $92 in operating earnings for the S&P 500 Index.  Despite all the negative news since then, we’re sticking with that number.  This gives you some hint of the adaptability of U.S. business, even as it contrasts with the intractability of our political process.  Last April we also laid out a year-end 2011 price target of 1350 to 1400 for the S&P 500.  We’re sticking with this number as well, though we’re pushing our target date out to mid 2012 as a result of cautious guidance on the part of U.S. executives during the third-quarter earnings season.  Our chief worry at this point is a sudden slowdown in U.S. economic growth resulting from of a major European bank failure.  Policymakers in Europe have thus far been able to forestall any such final reckoning via jawboning and intermittent money printing.  We expect both to continue.  Much like Japan and the U.S., the Euro zone appears set to muddle through.

Thanks again for your support,

Charlie Smith
Portfolio Manager

Mutual fund investing involves risk; Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Wilshire 5000 Index is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance.  It is not possible to invest directly in an index.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fort Pitt Capital Total Return Fund

Growth of a Hypothetical $10,000 Investment at October 31, 2011
vs.
Wilshire 5000 Total Market Index & S&P 500® Index

	Average Annual Rate of Return1
	One Year	Five Year	Since Inception
Fort Pitt Capital Total Return Fund	12.80%	-0.26%	5.99%
Wilshire 5000 Total Market Index	7.58%	0.94%	3.95%
S&P 500® Index	8.09%	0.25%	2.89%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  If it did, total returns would be reduced.

1Average Annual Total Return represents the average change in account value over the periods indicated.

The Wilshire 5000 Total Market Index is an unmanaged index commonly used to measure performance of over 5,000 U.S. stocks.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at October 31, 2011 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at October 31, 2011 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/11 – 10/31/11).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the advisory agreement.  Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at October 31, 2011 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/11	10/31/11	5/1/11 – 10/31/11
Actual	$1,000.00	$ 970.30	$6.16
Hypothetical
(5% return before expenses)	$1,000.00	$1,018.95	$6.31

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at October 31, 2011

COMMON STOCKS – 82.28%	Shares	Value
Apparel Manufacturing – 2.63%
VF Corp.	6,800	$939,896
Broadcasting (except Internet) – 3.96%
Comcast Corp. – Class A	60,400	1,416,380
Chemical Manufacturing – 4.73%
Allergan, Inc.	12,900	1,085,148
Pfizer, Inc.	31,595	608,520
		1,693,668
Computer and Electronic Product Manufacturing – 6.52%
Dell, Inc.*	18,000	284,580
SanDisk Corp.*	28,350	1,436,494
Texas Instruments, Inc.	20,000	614,600
		2,335,674
Credit Intermediation and Related Activities – 5.49%
Bank of New York Mellon Corp.	16,300	346,864
F.N.B. Corp.	48,700	491,383
PNC Financial Services Group, Inc.	21,000	1,127,910
		1,966,157
Fabricated Metal Product Manufacturing – 1.23%
Parker Hannifin Corp.	5,400	440,370
Insurance Carriers and Related Activities – 7.42%
Arthur J. Gallagher & Co.	30,000	927,000
Erie Indemnity Co. – Class A	6,800	536,860
Loews Corp.	30,000	1,191,000
		2,654,860
Machinery Manufacturing – 5.03%
General Electric Co.	60,900	1,017,639
Joy Global, Inc.	9,000	784,800
		1,802,439
Miscellaneous Manufacturing – 3.71%
Cynosure, Inc. – Class A*	43,800	533,046
Medtronic, Inc.	22,900	795,546
		1,328,592
Oil and Gas Extraction – 2.10%
El Paso Corp.	30,000	750,300

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2011

COMMON STOCKS – 82.28% (Continued)	Shares	Value
Paper Manufacturing – 2.09%
Kimberly-Clark Corp.	10,750	$749,383

Petroleum and Coal Products Manufacturing – 3.33%
BP PLC – ADR	27,000	1,192,860

Primary Metal Manufacturing – 1.49%
Alcoa, Inc.	7,000	75,320
Matthews International Corp. – Class A	13,000	456,820
		532,140

Professional, Scientific, and Technical Services – 1.81%
Amgen, Inc.	11,300	647,151

Publishing Industries (except Internet) – 8.44%
CA, Inc.	49,100	1,063,506
Microsoft Corp.	40,600	1,081,178
OPNET Technologies, Inc.	20,000	874,800
		3,019,484
Securities, Commodity Contracts, and
Other Financial Investments and Related Activities – 1.37%
The Charles Schwab Corp.	40,000	491,200

Telecommunications – 11.56%
AT&T, Inc.	55,000	1,612,050
Consolidated Communications Holdings, Inc.	33,185	626,533
Verizon Communications, Inc.	32,600	1,205,548
Windstream Corp.	57,000	693,690
		4,137,821
Transportation Equipment Manufacturing – 6.34%
The Boeing Co.	15,650	1,029,613
Honeywell International, Inc.	23,650	1,239,260
		2,268,873
Utilities – 3.03%
FirstEnergy Corp.	24,100	1,083,536
TOTAL COMMON STOCKS
(Cost $24,288,121)		29,450,784

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at October 31, 2011

EXCHANGE-TRADED FUNDS – 4.23%	Shares	Value
iShares iBoxx $ Investment Grade Corporate Bond Fund	8,300	$952,010
iShares MSCI Japan Index Fund	60,000	563,400
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,542,549)		1,515,410

SHORT-TERM INVESTMENTS – 13.00%
Money Market Funds – 3.23%
Invesco STIC – Liquid Assets Portfolio –
Institutional Class, 0.10%†	1,155,380	1,155,380

	Principal
	Amount
U.S. Treasury Bills – 9.77%
United States Treasury Bill, 0.07%, due 6/28/12+	$3,500,000	3,498,425
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,654,650)		4,653,805
Total Investments
(Cost $30,485,320) – 99.51%		35,619,999
Other Assets in Excess of Liabilities – 0.49%		172,858
NET ASSETS – 100.00%		$35,792,857

*	Non-income producing security.
†	Rate shown is the 7-day yield at October 31, 2011.
+	Rate shown is the discount rate at October 31, 2011.
ADR – American Depository Receipt

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at October 31, 2011

ASSETS
Investments, at market value (cost $30,485,320)	$35,619,999
Investments sold receivable	176,710
Receivable for Fund shares sold	23,000
Dividends and interest receivable	66,989
Prepaid expenses	5,029
Total assets	35,891,727

LIABILITIES
Due to advisor	31,723
Fund shares redeemed	3,000
Administration and fund accounting fees	10,698
Audit fees	17,246
Transfer agent fees and expenses	17,277
Pricing fees	446
Legal fees	2,158
Custody fees	1,250
Shareholder reporting fees	6,345
Chief Compliance Officer fee	6,934
Accrued expenses	1,793
Total liabilities	98,870

NET ASSETS	$35,792,857

COMPONENTS OF NET ASSETS
Paid-in capital	$30,919,104
Undistributed net investment income	340,508
Accumulated undistributed net realized loss on investments	(601,434)
Net unrealized appreciation on investments	5,134,679
Total net assets	$35,792,857
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,432,218
Net Asset Value, Redemption Price and Offering Price Per Share	$14.72

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the fiscal year ended October 31, 2011

INVESTMENT INCOME
Income
Dividends*	$825,936
Interest	3,302
Total investment income	829,238

Expenses
Advisory fees (Note 4)	350,278
Transfer agent fees and expenses (Note 4)	72,616
Administration fees (Note 4)	54,323
Legal fees	50,501
Trustee fees	40,444
Fund accounting fees (Note 4)	25,240
Registration fees	22,629
Insurance fees	20,997
Audit fees	19,144
Shareholder reporting	12,877
Chief Compliance Officer fees (Note 4)	9,330
Custody fees (Note 4)	7,348
Other	832
Total expenses before fee waiver	686,559
Less: fee waiver from Advisor (Note 4)	(252,215)
Net expenses	434,344
Net investment income	394,894

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	499,090
Change in unrealized appreciation on investments	3,296,514
Net realized and unrealized gain on investments	3,795,604
Net increase in net assets resulting from operations	$4,190,498

*	Net of foreign taxes withheld of $300.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2011	October 31, 2010
OPERATIONS
Net investment income	$394,894	$337,465
Net realized gain on investments	499,090	640,014
Change in unrealized appreciation on investments	3,296,514	4,087,250
Net increase in net assets resulting from operations	4,190,498	5,064,729

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(345,322)	(399,970)
Total distributions	(345,322)	(399,970)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	2,084,271	1,987,138
Proceeds from shares issued in reinvestment of dividends	344,371	398,774
Cost of shares redeemed*	(3,692,544)	(4,159,029)
Net decrease in net assets resulting
from capital share transactions	(1,263,902)	(1,773,117)

Total increase in net assets	2,581,274	2,891,642

NET ASSETS
Beginning of year	33,211,583	30,319,941

End of year	$35,792,857	$33,211,583

Undistributed net investment income	$340,508	$290,936

CHANGES IN SHARES OUTSTANDING
Shares sold	146,629	157,714
Shares issued in reinvestment of dividends	24,793	32,794
Shares redeemed	(259,825)	(334,608)
Net decrease in Fund shares outstanding	(88,403)	(144,100)
Shares outstanding, beginning of year	2,520,621	2,664,721
Shares outstanding, end of year	2,432,218	2,520,621

*	Net of redemption fees of $2,769 and $1,745, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the year

	For the Year Ended October 31,
	2011	2010	2009	2008	2007

Net asset value,
beginning of year	$13.18	$11.38	$10.48	$17.53	$16.61
Income (loss) from
investment operations:
Net investment income	0.16	0.13	0.16	0.15	0.12
Net realized and unrealized
gain (loss) on investments	1.52	1.82	0.88	(6.66)	1.43
Total from
investment operations	1.68	1.95	1.04	(6.51)	1.55
Less dividends and distributions:
Dividends from
net investment income	(0.14)	(0.15)	(0.14)	(0.14)	(0.12)
Distributions from
net realized gains	—	—	—	(0.40)	(0.51)
Total dividends
and distributions	(0.14)	(0.15)	(0.14)	(0.54)	(0.63)
Redemption fees:	0.00 #	0.00 #	0.00 #	0.00 #	0.00 #
Net asset value, end of year	$14.72	$13.18	$11.38	$10.48	$17.53
Total return1	12.80%	17.27%	10.21%	-38.19%	9.54%
Supplemental data and ratios:
Net assets, end of year	$35,792,857	$33,211,583	$30,319,941	$29,759,988	$50,835,914
Ratio of net expenses
to average net assets:
Before expense
reimbursement
and waivers	1.96%	2.20%	2.22%	1.88%	1.68%
After expense
reimbursement
and waivers	1.24%	1.24%	1.24%	1.24%	1.36%
Ratio of net investment income
to average net assets:
Before expense
reimbursement
and waivers	0.41%	0.09%	0.56%	0.36%	0.42%
After expense
reimbursement
and waivers	1.13%	1.05%	1.54%	1.00%	0.73%
Portfolio turnover rate	5%	7%	8%	14%	10%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at October 31, 2011

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return.  The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for open tax years 2008-2010, or expected to be taken in the Fund’s 2011 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

F.
Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

During the period ending October 31, 2011, the Fund retained $2,769 in redemption fees.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of October 31, 2011, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

H.
Regulated Investment Company Modernization Act: On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law.  The Modernization Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss.  Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.  Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Modernization Act is effective for taxable years beginning after December 22, 2010.  The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Equity Securities – The Fund’s investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share (“NAV”), determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  When the Fund is unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund, or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded, that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds’ Board of Trustees.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Common Stocks
Finance and Insurance	$5,112,217	$—	$—	$5,112,217
Information	8,573,685	—	—	8,573,685
Manufacturing	13,283,895	—	—	13,283,895
Mining	750,300	—	—	750,300
Professional, Scientific,
and Technical Services	647,151	—	—	647,151
Utilities	1,083,536	—	—	1,083,536
Total Common Stocks	29,450,784	—	—	29,450,784
Exchange-Traded Funds	1,515,410	—	—	1,515,410
U.S. Treasury Bills	—	3,498,425	—	3,498,425
Short-Term Investments	1,155,380	—	—	1,115,380
Total Investments in Securities	$32,121,574	$3,498,425	$—	$35,619,999

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at October 31, 2011, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the year ended October 31, 2011.

New Accounting Pronouncement – On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.  Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of the ASU is for interim and annual periods beginning after December 15, 2011.  At this time, the Fund is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended October 31, 2011, Fort Pitt Capital Group, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund.  For the year ended October 31, 2011, the Fund incurred $350,278 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.24% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended October 31, 2011, the Advisor reduced its fees in the amount of $252,215; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $833,339 at October 31, 2011.  Cumulative expenses subject to recapture expire as follows:

Year	Amount
2012	$273,164
2013	307,960
2014	252,215
$833,339

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  For the year ended October 31, 2011, the Fund incurred $54,323 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended October 31, 2011, the Fund incurred $25,240, $22,324, and $7,348 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended October 31, 2011, the Fund was allocated $9,330 of the Chief Compliance Officer fee.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2011, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,510,757 and $2,845,215, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended October 31, 2011 and the year ended October 31, 2010 were as follows:

	October 31, 2011	October 31, 2010
Ordinary income	$345,322	$399,970

As of October 31, 2011, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$30,496,127
Gross tax unrealized appreciation	7,866,237
Gross tax unrealized depreciation	(2,742,365)
Net tax unrealized appreciation	5,123,872
Undistributed ordinary income	340,508
Undistributed long-term capital gain	—
Total distributable earnings	340,508
Other accumulated gains/(losses)	(590,627)
Total accumulated earnings/(losses)	$4,873,753

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

At October 31, 2011, the Fund had a capital loss carry forward of $590,627, which expires in 2017.

NOTE 7 – MERGERS AND REORGANIZATIONS

On July 14, 2011, the shareholders of the Fort Pitt Capital Total Return Fund approved the reorganization of the Fund into Advisors Series Trust (“AST”).  On July 15, 2011, the Fund merged into a newly formed shell portfolio of AST.  This shell portfolio was formed solely to acquire the assets and liabilities of the Fund in a tax-free reorganization.  As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of the reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of transfer.  The net assets and net unrealized appreciation of the Fund at the time of transfer was $35,614,750 and $4,725,159, respectively.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 8 – REPORT OF THE FUND’S SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Fort Pitt Capital Total Return Fund, a series of Fort Pitt Capital Funds (the “Acquired Fund”), took place on July 14, 2011 to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund, whereby the Fort Pitt Capital Total Return Fund (the “Acquiring Fund”), a series of Advisors Series Trust, would acquire all of the assets and liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund which would be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and dissolution of the Acquired Fund (the “Proposal”).

All Acquired Fund shareholders of record at the close of business on April 29, 2011 were entitled to vote.  As of the record date, the Acquired Fund had 2,470,523.384 shares outstanding.  Of the 1,270,219.585 shares present in person or by proxy at the meeting on July 14, 2011: 1,266,319.538 or 99.693% voted in favor of the Proposal (representing 51.257% of total outstanding shares), 2,566.298 or 0.202% voted against the Proposal, and 1,333.749 or 0.105% withheld from voting for the Proposal.  Accordingly, the Proposal was approved.

NOTICE TO SHAREHOLDERS at October 31, 2011 (Unaudited)

For the year ended October 31, 2011, the Fort Pitt Capital Total Return Fund designated $345,322 as ordinary income for purposes of the dividends paid deduction.

For the year ended October 31, 2011, certain dividends paid by the Fort Pitt Capital Total Return Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00%.

For corporate shareholders in the Fort Pitt Capital Total Return Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended October 31, 2011 was 100.00%.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Fort Pitt Capital Total Return Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Advisor Series Trust (the “Trust”) formerly a series of Fort Pitt Capital Funds, as of October 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2011 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 28, 2011

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees1
Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee2	Five Years

Sallie P. Diederich	Trustee	Indefinite	Independent Mutual Fund	1	Trustee,
(age 61)		term	Consultant, (1995 to present);		Advisors
615 E. Michigan Street		since	Advisor Corporate Controller,		Series
Milwaukee, WI 53202		January	Transamerica Fund Management		Trust (for
		2011.	Company (1994 to 1995);		series not
			Senior Vice President,		affiliated
			Mutual Fund and Custody		with the
			Operations, Putnam Investments		Fund).
(1992 to 1993; Vice President
and Controller, Mutual Fund
Accounting, American Capital
Mutual Funds (1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	1	Trustee,
(age 75)		term	Consultant and former		Advisors
615 E. Michigan Street		since	Executive Vice President and		Series
Milwaukee, WI 53202		February	Chief Operating Officer of ICI		Trust (for
		1997.	Mutual Insurance Company		series not
			(until January 1997).		affiliated
with the
Fund);
Trustee, The
Forward
Funds (35
portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly President,	1	Trustee,
(age 77)		term	Hotchkis and Wiley Funds		Advisors
615 E. Michigan Street		since	(mutual funds) (1985 to 1993).		Series
Milwaukee, WI 53202		May			Trust (for
		2002.			series not
affiliated
with the
Fund);
Independent
Trustee
from 1999
to 2009,
E*TRADE
Funds.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Number of
				Portfolios	Other
				in Fund	Directorships
		Term of Office		Complex	Held
Name, Address	Position Held	and Length of	Principal Occupation	Overseen by	During Past
and Age	with the Trust	Time Served	During Past Five Years	Trustee2	Five Years

George T. Wofford	Trustee	Indefinite	Retired; formerly Senior Vice	1	Trustee,
(age 72)		term	President, Federal Home		Advisors
615 E. Michigan Street		since	Loan Bank of San Francisco.		Series
Milwaukee, WI 53202		February			Trust (for
		1997.			series not
affiliated
with the
Fund).

Interested Trustee

Joe D. Redwine3	Interested	Indefinite	President, CEO, U.S. Bancorp	1	Trustee,
(age 64)	Trustee	term	Fund Services, LLC		Advisors
615 E. Michigan Street		since	(May 1991 to present).		Series
Milwaukee, WI 53202		September			Trust (for
		2008.			series not
affiliated
with the
Fund).

Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 64)	and Chief	term	(May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and Administration,
(age 44)	and	term	U.S. Bancorp Fund Services, LLC (March 1997 to present).
615 E. Michigan Street	Principal	since
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 50)	and	term	U.S. Bancorp Fund Services, LLC (October 1998 to
615 E. Michigan Street	Principal	since	present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)
(Continued)

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 54)	President,	term	(February 2008 to present); General Counsel/Controller,
615 E. Michigan Street	Chief	since	Steinhafels, Inc. (September 1995 to February 2008).
Milwaukee, WI 53202	Compliance	September
	Officer and	2009.
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp Fund
(age 46)		term	Services, LLC (May 2006 to present); Senior Counsel,
615 E. Michigan Street		since	Wells Fargo Funds Management, LLC (May 2005 to May
Milwaukee, WI 53202		June	2006); Senior Counsel, Strong Financial Corporation
		2007.	(January 2002 to April 2005).

1	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
2
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

3
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-688-8775.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 24-25, 2011, the Board of Trustees of Advisors Series Trust, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the initial Advisory Agreement for the Fort Pitt Capital Total Return  Fund (the “Fund”) for a period not to exceed two years.  Prior to this meeting, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services expected to be provided by the Advisor to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the initial Advisory Agreement:

The full Board, which includes a majority of Independent Trustees, took into consideration, among other things, the nature, extent and quality of the services to be provided by the Advisor under the Advisory Agreement.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

key personnel of the Advisor that would be involved in the day-today activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and business continuity plan.  The Board also considered the Advisor’s business plan, noting that the Advisor had been managing the Fund since it commenced operations on December 31, 2001, and had been a registered investment adviser since 1995.  After discussion, the Board concluded that the Advisor has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory.

The Trustees then discussed the expected costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and anticipated total fees and expenses of the Fund, the Board reviewed and compared the Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Advisor.  The Board additionally considered the advisory fee of the existing Fund and the proposed advisory fee breakpoints.  The Board viewed such information as a whole as useful in assessing whether the Advisor would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Advisor was agreeing to waive its advisory fees or reimburse the Fund for certain of the Fund’s expenses to the extent necessary to maintain an annual expense ratio of 1.24% (the “Expense Cap”).

The Board noted that the Fund’s expected total operating expenses were above the peer group median and average, but under the peer group average when compared to mutual funds with assets under $100 million.  The Board also noted that the Fund’s expected contractual advisory fee was above the peer group median and average, but that the expected contractual advisory fee was in line with the fees charged by the Advisor to its separately managed account clients, and the expected net advisory fee was in line with the peer group median and average.

The Board concluded that the fees to be paid to the Advisor were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Advisor as the assets of the Fund grew.  The Board noted that the Advisor had instituted a breakpoint in the advisory fee for the Fund.  The Board further noted that the Advisor would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than a one year term, so that the Fund does not exceed the Expense Cap.  The Board concluded that they would continue to examine this issue to ensure that economies of scale are being shared with the Fund as asset levels increase.

The Board then considered the profits expected to be realized by the Advisor from its relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account

Fort Pitt Capital Total Return Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)

both the expected direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the expected profitability to the Advisor from its relationship with the Fund and considered any additional benefits that may be derived by the Advisor from its relationship with the Fund, such as benefits received in exchange for Rule 12b-1 fees if made operational.  After such review, the Board determined that the expected profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor should be able to maintain adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Advisor, including advisory fees, was fair and reasonable to the Fund.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, Inc.
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2011 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q.  The Fund’s Forms N-Q are available without charge, upon request, by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2011	FYE 10/31/2010
Audit Fees	$14,300	$15,150
Audit-Related Fees	N/A	N/A
Tax Fees	$2,900	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2011	FYE 10/31/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2011	FYE 10/31/2010
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*            /s/ Douglas G. Hess
Douglas G. Hess, President

Date         1/5/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*            /s/ Douglas G. Hess
Douglas G. Hess, President

Date         1/5/12

By (Signature and Title)*            /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date         1/5/12

* Print the name and title of each signing officer under his or her signature.